                              MEDIX RESOURCES, INC.

                                  Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the  quarterly  report of Medix  Resources,  Inc. (the
"Company")  on Form 10-Q for the  quarter  ended  March 31,  2003 filed with the
Securities and Exchange  Commission  (the  "Report"),  I, Mark W. Lerner,  Chief
Financial Officer of the Company,  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully  complies  with the  requirements  of Section 13(a) of the
     Securities Exchange Act of 1934;and

(2)  The information  contained in the Report fairly  presents,  in all material respects,  the  consolidated  financial  condition of the Company as of the dates presented and  consolidated  results of operations of the Company for the periods presented.

Dated: May 15, 2003

                                    By: /s/Mark W. Lerner
                                        --------------------
                                         Mark W. Lerner
                                         Chief Financial Officer

This  certification  has been  furnished  solely  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002. A signed original of this written statement required by Section 906 has been provided to Medix  Resources,  Inc. and will be retained by Medix Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.